Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Third Amendment”), dated as of October 10, 2014, among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc. (formerly known as AMR Corporation), a Delaware corporation (the “Parent”), US Airways Group, Inc., a Delaware corporation, US Airways, Inc., a Delaware corporation (together with Parent, the “Guarantors”), the Existing Revolving Lenders (as defined below) party hereto, BNP Paribas (“BNP”), Credit Agricole Corporate and Investment Bank (“CACIB” and together with BNP, the “New Revolving Lenders”) and Deutsche Bank AG New York Branch (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, an “Issuing Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to a Credit and Guaranty Agreement, dated as of June 27, 2013 (as amended or otherwise modified to but not including the Third Amendment Effective Date referred to below, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Borrower may make a Revolver Extension Offer to all Revolving Lenders holding Revolving Commitments under the Credit Agreement to extend the maturity date of each such Revolving Lender’s Revolving Commitment;

WHEREAS, the Borrower hereby (i) requests that each Revolving Lender that is a party to the Credit Agreement immediately prior to the Third Amendment Effective Date (each, an “Existing Revolving Lender”) extend the maturity of such Existing Revolving Lender’s Revolving Commitment pursuant to, and in accordance with the terms of, Section 2.28(b), (c), (d) and (e) of the Credit Agreement and this Third Amendment (with such request constituting a Revolver Extension Offer for purposes of the Credit Agreement) and requests that the Administrative Agent waive any applicable notice period otherwise required thereby and (ii) specifies as the Minimum Extension Condition for such Revolving Extension Offer that all such Revolving Commitments be subject to the Revolving Extension contemplated hereby;

WHEREAS, certain of the Existing Revolving Lenders are willing to extend the maturity date of their respective Revolving Commitments, subject to and on the terms and conditions set forth herein and in Section 2.28(b), (c), (d) and (e) of the Credit Agreement;

WHEREAS, the Borrower has, pursuant to Section 2.28(b)(iv) of the Credit Agreement, required those Existing Revolving Lenders (each, a “Non-Extending Revolving Lender”) that are not willing to extend the maturity date of their respective Revolving Commitments as provided herein to assign their Revolving Commitments (and related Revolving Extensions of Credit if any) to certain Existing Revolving Lenders that are willing to extend the maturity date of those Revolving Commitments on the terms and conditions set forth herein;

WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Borrower may request an increase to the existing Revolving Commitments, subject to and on the terms and conditions provided therein;

WHEREAS, the Borrower hereby notifies the Administrative Agent of its request for $400,000,000 of Incremental Revolving Commitments (the “New Revolving Commitments”) to be made available by the New Lenders with respect to such New Revolving Commitments in the amount specified therefor on Schedule 1 hereto (each such New Lender, an “Incremental Revolving Lender”) and requests that the Administrative Agent waive any applicable notice period otherwise required;

WHEREAS, each Incremental Revolving Lender is willing to provide a New Revolving Commitment in the amount set forth opposite its name in Schedule 1 hereto, subject to and on the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, the Borrower and DBNY, in its capacity as an Issuing Lender, have agreed to reduce the LC Commitment of DBNY to $300,000,000; and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE—Extension of Revolving Facility and Increase in Revolving Commitments. On the Third Amendment Effective Date, the Credit Agreement is modified as follows:

(a) The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Facility Maturity Date” shall mean, with respect to (a) Revolving Commitments that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the Third Amendment, October 10, 2019 and (b) with respect to Extended Revolving Commitments extended after the Third Amendment Effective Date (as defined in the Third Amendment), the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders; provided, however, that in the case of Revolving Commitments referred to in clause (a) above, if (i) any Class B Term Loans are outstanding on an applicable Springing Maturity Date (as defined below) or (ii) any other Indebtedness of Parent or any of its Restricted Subsidiaries is outstanding that is secured by a Lien on all or any portion of the Collateral ranking pari passu to the Liens on the Collateral securing the Revolving Loans that, in the case of either of clauses (i) or (ii), have or has a final maturity (it being understood that, for this purpose, the final maturity of such other Indebtedness shall be the final stated maturity thereof, or if earlier, the first date occurring after the incurrence of such Indebtedness that equates to the Weighted Average Life to Maturity of such Indebtedness) (each such date, a “Trigger Date”) on or prior to the date which is 91 days after October 10, 2019, then the Revolving Facility Maturity Date with respect to such Revolving Commitments shall be the date that is 91 days prior to the then-earliest Trigger Date (each such date, a “Springing Maturity Date”).”;

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

““Third Amendment” shall mean the Third Amendment to this Agreement, dated as of October 10, 2014.”;

(c) The definition of “Revolving Commitment” is hereby amended by deleting the last sentence of said definition in its entirety and inserting in lieu thereof the following new sentence:

“The aggregate amount of the Total Revolving Commitments as of the Third Amendment Effective Date (as defined in the Third Amendment) and after giving effect to the New Revolving Commitments under, and as defined in the Third Amendment is $1,400,000,000.”; and

(d) “Annex A” of the Credit Agreement is hereby amended by replacing the columns thereof entitled “Name of Bank”, “Revolving Facility Commitment” and “LC Commitment” with the corresponding columns set forth on as Annex A hereto (with the LC Commitment of DBNY to be reduced to $300,000,000 as contemplated hereby).

Notwithstanding anything in this Third Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives (i) the minimum notice required by Section 2.28(e) of the Credit Agreement in connection with the Revolver Extension to be effected pursuant to this Third Amendment and (ii) the minimum notice required by Section 2.27(a) of the Credit Agreement in connection with the establishment of the New Revolving Commitments.

On the Third Amendment Effective Date (immediately after giving effect to the Revolver Extension effected pursuant hereto), (1) the Total Revolving Commitment shall increase by the aggregate amount of the New Revolving Commitments, (2) there shall be an automatic adjustment to the Revolving Commitment Percentage of each Revolving Lender in the aggregate LC Exposure (if any) to reflect the new Revolving Commitment Percentage of each Revolving Lender in the aggregate LC Exposure (if any) resulting from the New Revolving Commitments, (3) New Revolving Commitments shall (i) become a part of the Revolving Commitments for all purposes of the Credit Agreement and the other Loan Documents and (ii) together with all related Revolving Loans and LC Exposure, be subject to the same Applicable Margin, Revolving Facility Maturity Date and other terms and conditions applicable to the Revolving Commitments (and related Revolving Loans and LC Exposure) under the Credit Agreement (as amended hereby) and the other Loan Documents and (4) each New Revolving Lender shall become a Revolving Lender under the Credit Agreement (as amended hereby). For purposes of the Credit Agreement, this Third Amendment shall constitute an “Increase Joinder.”

SECTION TWO—Conditions to Effectiveness. The provisions of Section One of this Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:

(a) the Borrower, each Guarantor, the Administrative Agent, each Issuing Lender, each Existing Revolving Lender (other than any Non-Extending Revolving Lender) and each Incremental Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10014, attention: William Stawell;

(b) all reasonable invoiced out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent in connection with the transactions contemplated hereby shall have been paid to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date;

(c) the Borrower shall have paid (or caused to be paid), for the account of each Existing Revolving Lender (other than any Non-Extending Revolving Lender), a one time, non-refundable fee equal to the Revolving Commitment of such Existing Revolving Lender immediately prior to the Third Amendment Effective Date (but after the satisfaction of the condition precedent referred to in clause (j) below) multiplied by 0.15% (15 bps);

(d) the Administrative Agent shall have received an Officer’s Certificate certifying as to the Collateral Coverage Ratio and Liquidity in accordance with Section 2.27(b)(iii) of the Credit Agreement;

(e) the Administrative Agent shall have received an opinion from Latham & Watkins LLP covering such matters as the Administrative Agent shall reasonably request;

(f) the Borrower shall have paid to the Administrative Agent (for the account of the Existing Revolving Lenders) all fees and interest accrued pursuant to Sections 2.07, 2.20 and 2.21 of the Credit Agreement in respect of the Revolving Facility to, and including, the Third Amendment Effective Date (but not in respect of the New Revolving Commitments), whether or not then due and payable under the terms of the Credit Agreement to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date;

(g) (x) the condition to the Revolving Extension effected pursuant to this Third Amendment set forth in Section 2.28(b)(i) of the Credit Agreement shall have been satisfied and (y) the conditions to the establishment of the New Revolving Commitments pursuant to this Third Amendment set forth in Section 2.27(b)(i) and (ii) of the Credit Agreement shall have been satisfied;

(h) the Administrative Agent shall have received evidence that the Borrower shall have closed an additional revolving credit facility with aggregate commitments not less than $400,000,000 secured by slots, gates and routes collateral that are not part of the Collateral on or prior to the Third Amendment Effective Date;

(i) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer), of such entity dated the date hereof and certifying as to the incumbency and specimen signature of each Responsible Officer of each of the Borrower and each Guarantor executing this Third Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification by another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (i)); and

(j) each Non-Extending Revolving Lender shall have been replaced by assignment pursuant to, and in accordance with the requirements of, Sections 2.28(b)(iv) and 10.02 of the Credit Agreement by an Existing Revolving Lender that will extend such Revolving Commitments pursuant hereto.

SECTION THREE—Confirmation. The Borrower and each Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as extended and increased pursuant to this Third Amendment) and all obligations of the Guarantors with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this Third Amendment) pursuant to the Collateral Documents.

SECTION FOUR—Reference to and Effect on the Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Third Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. On the Third Amendment Effective Date, the amendments set forth in clauses (a) and (b) of Section One above and the waivers of the Administrative Agent set forth in Section One above shall be deemed to have become effective immediately prior to the effectiveness of the amendments set forth in clauses (c) and (d) and the last paragraph of Section One.

SECTION FIVE—Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION SIX—Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION SEVEN—Miscellaneous. (a) The provisions set forth in Sections 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

(b) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Third Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

AMERICAN AIRLINES GROUP INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

US AIRWAYS GROUP INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

US AIRWAYS INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

Third Amendment to Credit and Guaranty Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Third Amendment to Credit and Guaranty Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as an Existing Revolving Lender, Incremental Revolving Lender and Issuing Lender

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Third Amendment to Credit and Guaranty Agreement

BANK OF AMERICA, N.A., as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Kenneth J. Beck
Name:	Kenneth J. Beck
Title:	Director

Third Amendment to Credit and Guaranty Agreement

BARCLAYS BANK PLC, as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

Third Amendment to Credit and Guaranty Agreement

CITIBANK, N.A., as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Vice President and Director

Third Amendment to Credit and Guaranty Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Third Amendment to Credit and Guaranty Agreement

GOLDMAN SACHS BANK USA, as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Nicole Ferry Lacchia
Name:	Nicole Ferry Lacchia
Title:	Authorized signatory

Third Amendment to Credit and Guaranty Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as an Existing Revolving Lender

By:	/s/ Nicole Ferry Lacchia
Name:	Nicole Ferry Lacchia
Title:	Authorized Signatory

Third Amendment to Credit and Guaranty Agreement

MORGAN STANLEY SENIOR FUNDING, INC. as an Existing Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Third Amendment to Credit and Guaranty Agreement

MORGAN STANLEY BANK, N.A.
as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Third Amendment to Credit and Guaranty Agreement

JPMORGAN CHASE BANK, N.A.,
as an Existing Revolving Lender and Incremental Revolving Lender

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

Third Amendment to Credit and Guaranty Agreement

BNP PARIBAS, as an Incremental Revolving Lender

By:	/s/ Robert Papas
	Name:	Robert Papas
	Title:	Director—Transportation Group—Aviation Finance

By:	/s/ Olivier Trauchessec
	Name:	Olivier Trauchessec
	Title:	Managing Director—Aviation Finance Group—Americas

Third Amendment to Credit and Guaranty Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Incremental Revolving Lender

By:	/s/ Yevgeniya Levitin
Name:	Yevgeniya Levitin
Title:	Managing Director

By:	/s/ Charles Moran
Name:	Charles Moran
Title:	Director

Third Amendment to Credit and Guaranty Agreement

Annex A

Lenders and Commitments

Name of Bank	Revolving Facility Commitment	LC Commitment
Bank of America, N.A.	$155,555,600.00	—
Barclays Bank PLC	$155,555,600.00	—
BNP Paribas	$77,777,600.00	—
Citibank, N.A.	$155,555,600.00	—
Credit Agricole Corporate and Investment Bank	$77,777,600.00	—
Credit Suisse AG, Cayman Islands Branch	$155,555,600.00	—
Deutsche Bank AG New York Branch	$155,555,600.00	$300,000,000
Goldman Sachs Bank USA	$72,698,600.00	—
Goldman Sachs Lending Partners LLC	$82,857,000.00	—
JPMorgan Chase Bank, N.A.	$155,555,600.00	—
Morgan Stanley Senior Funding, Inc.	$117,857,000.00	—
Morgan Stanley Bank, N.A.	$37,698,600.00	—
Total	$1,400,000,000.00	$300,000,000

Third Amendment to Credit and Guaranty Agreement

Schedule 1

New Revolving Commitments

Name of Bank	New Revolving Commitments
Bank of America, N.A.	$84,126,600.00
Barclays Bank PLC	$12,698,600.00
BNP Paribas	$77,777,600.00
Citibank, N.A.	$12,698,600.00
Credit Agricole Corporate and Investment Bank	$77,777,600.00
Credit Suisse AG, Cayman Islands Branch	$84,126,600.00
Deutsche Bank AG New York Branch	$12,698,600.00
Goldman Sachs Bank USA	$12,698,600.00
Goldman Sachs Lending Partners LLC	$—
JPMorgan Chase Bank, N.A.	$12,698,600.00
Morgan Stanley Senior Funding, Inc.	$—
Morgan Stanley Bank, N.A.	$12,698,600.00
Total	$400,000,000.00

Third Amendment to Credit and Guaranty Agreement